Exhibit 10.7




                       UBS MANAGED FUTURES (ASPECT) LLC











                 LIMITED LIABILITY COMPANY OPERATING AGREEMENT












                         Dated as of October 26, 2006
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                       UBS MANAGED FUTURES (ASPECT) LLC
                    (a Delaware Limited Liability Company)


                 LIMITED LIABILITY COMPANY OPERATING AGREEMENT

            This Limited Liability Company Operating Agreement ("Agreement") is made and entered into as of October 26, 2006 by and among UBS MANAGED FUTURES (ASPECT) LLC, a Delaware limited liability company (the "Trading Fund"), and UBS Managed Futures LLC (Aspect Series), as the sole member of the Trading Fund (the "Member").


                             PRELIMINARY STATEMENT

            WHEREAS, previously there has been filed a Certificate of Formation with the Secretary of State of the State of Delaware to organize the Trading Fund under and pursuant to the Delaware Limited Liability Company Act, as amended (the "Act");

            WHEREAS, from inception UBS Managed Futures LLC (Aspect Series) owned the sole membership interest of the Trading Fund;

            WHEREAS, in accordance with the Act, each of the Trading Fund and the sole Member desires to enter into this Agreement to set forth the rights, powers and interests of the sole Member with respect to the Trading Fund and to provide for the management of the business and operations of the Trading Fund.

            NOW, THEREFORE, in consideration of the mutual promises and agreements made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                  ARTICLE I

                                 ORGANIZATION

            1.1. Formation. The Trading Fund has been organized as a Delaware limited liability company under and pursuant to the Act by the filing of a Certificate of Formation with the Secretary of State of Delaware as required by the Act.

            1.2. Name. The name of the Trading Fund is UBS MANAGED FUTURES (ASPECT) LLC.

            1.3. Term. The Trading Fund shall continue in existence until December 31, 2030 or such other date as determined by the Member, unless sooner terminated in accordance with the provisions of the Agreement and, to the extent not superseded by this Agreement, the Act.



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            1.4. Purposes. The purposes of the Trading Fund are to engage in any activity and/or business for which limited liability companies may be formed under the Act. The Trading Fund shall have all the powers necessary or convenient to effect any purpose for which it is formed, including all powers granted by the Act.

            1.5. Registered Office and Registered Agent; Principal Office.

            (a) The registered office and the registered agent of the Trading Fund in the State of Delaware are c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, County of New Castle.

            (b) The Trading Fund's principal place of business is located at One North Wacker Drive, 31st Floor, Chicago, Illinois 60606.

            (c) The Member may, at any time and from time to time, change the registered office, principal place of business and/or registered agent of the Trading Fund.

            (d) The Trading Fund may maintain such offices as the Member may, at any time and from time to time, determine.

            1.6. No State-Law Partnership. No provisions of this Agreement shall be deemed or construed to constitute the Trading Fund as a partnership (including, without limitation, a limited partnership) or joint venture for any purposes.

                                  ARTICLE II

                                  THE MEMBER

            The Member is the sole member of the Trading Fund and no other person has any right to take part in the ownership of the Trading Fund.

                                 ARTICLE III

                  CAPITAL CONTRIBUTIONS; CAPITAL WITHDRAWALS

            3.1. Capital Contributions. The Member may make such capital contributions (each a "Capital Contribution") in such amounts and at such times as the Member shall determine. The Member shall not be obligated to make any Capital Contributions.

            3.2. Withdrawal of Capital. The Member may withdraw capital from the Trading Fund in its discretion.

            3.3. Interest. No interest shall be paid by the Trading Fund on Capital Contributions, unless otherwise determined by the Member.



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                                  ARTICLE IV

                                  ALLOCATIONS

            Because the Trading Fund is a business entity that has a single owner and is not a corporation, it is disregarded as an entity separate from its owner for federal income tax purposes under Section 301.7701-2(c)(2)(i) of the U.S. Treasury Regulations. Accordingly, all items of income, gain, loss, deduction and credit of the Trading Fund for all taxable periods will be treated for federal income tax purposes, and for state and local income and other tax purposes to the extent permitted by applicable law, as realized or incurred directly by the Member.

                                  ARTICLE V

                 RIGHTS, POWERS AND OBLIGATIONS OF THE MEMBER

            5.1. Authority. The Member has the authority and power to act for or on behalf of the Trading Fund, to do any act that would be binding on the Trading Fund, or to incur any expenditures on behalf of the Trading Fund.

            5.2. Liability to Third Parties. The Member shall not be liable for the debts, obligations or liabilities of the Trading Fund, including under a judgment, decree or order of a court.

                                  ARTICLE VI

                         OWNERSHIP OF COMPANY PROPERTY

            The Trading Fund's assets shall be deemed to be owned by the Trading Fund as an entity, and the Member shall have no ownership interest in such assets or any portion thereof. Title to any or all such Trading Fund assets may be held in the name of the Trading Fund, one or more nominees or in "street name," as the Member may determine.

                                 ARTICLE VII

                               BOOKS AND RECORDS

            7.1. Availability of Books of Account.

            (a) All of the books of account of the Trading Fund shall at all times be maintained at the principal office of the Trading Fund, or at such other place or places as may be designated by the Member.

            (b) The Trading Fund shall continue to use the calendar year for accounting and tax purposes.



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            7.2. Trading Fund Tax Returns. The Trading Fund shall file all tax returns, if any, required to be filed by the Trading Fund.

            7.3. Audits. The Trading Fund is not required to perform an audit each fiscal year but will do so if requested by the Member.

                                 ARTICLE VIII

                   LIMITATION OF LIABILITY; INDEMNIFICATION

            8.1. Limitation of Liability and Indemnification of the Member.

            (a) The Member and each person affiliated with the Member and their respective officers, directors, controlling persons within the meaning of Section 15 of Securities Act of 1933, as amended, employees, partners and shareholders (each an "Indemnified Party") shall have no liability to the Trading Fund, and shall be indemnified by the Trading Fund against, any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damage or expense and reasonable counsel fees incurred in connection therewith), as incurred, arising in connection with any action or inaction of an Indemnified Party, provided, however, that in no case is the foregoing exculpation and indemnity to be deemed to protect an Indemnified Party against any liability to the Trading Fund to which an Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of the reckless disregard of their obligations and duties under this Agreement.

            (b) In the event an Indemnified Party is made a party to any claim, dispute or litigation or otherwise incurs any loss or expense as a result of or in connection with the Trading Fund's activities, obligations or liabilities unrelated to such Indemnified Party's business, the Trading Fund shall indemnify and reimburse the Indemnified Party for all loss and expense incurred, including reasonable attorneys' fees.

            (c) The Trading Fund shall not bear the cost of that portion of any insurance which insures any party against any liability the indemnification of which is herein prohibited. The Trading Fund may, but it not obligated to, advance to an Indemnified Party sums necessary to pay legal expenses and other costs incurred as a result of any legal action initiated against such Indemnified Party.

            (d) The rights of an Indemnified Party to indemnification shall survive the dissolution of the Trading Fund and the death, withdrawal, declaration of legal incapacity, dissolution, winding-up or bankruptcy of such Indemnified Party.

            (e) No Indemnified Party other than the Member may assert any claim for indemnification hereunder without the prior written consent of the Member, which the Member shall have no obligation whatsoever to give.



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            (f) The Indemnified Parties shall have no responsibility
whatsoever for any actions taken or omitted by the Trading Fund or any trading advisor(s) or investment manager(s) to the Trading Fund.


                                  ARTICLE IX

                          DISSOLUTION AND WINDING UP

            9.1. Dissolution and Termination. The Trading Fund shall continue until it is dissolved, its affairs wound up and its assets liquidated. The dissolution of the Trading Fund shall commence on the first to occur of any of the following events:

            (a) at any time as determined by the Member; or

            (b) a dissolution required pursuant to the Act (to the extent not modified by this Agreement).

            9.2. Final Distribution upon Liquidation. Upon the dissolution of the Trading Fund, each of the following shall occur:

            (a) The Trading Fund shall continue in existence for the purpose of achieving an orderly liquidation, and the Member (for the purposes of this Section 9.2, the term, "Member" shall include any other person designated by the Member to perform the functions of the Member for the purposes of winding up the Trading Fund's affairs, if the Member cannot or will not serve in such capacity) shall wind up the Trading Fund's affairs.

            (b) From time to time during the winding up, the Member may elect to have the Trading Fund make distributions to the Member from assets available to the Trading Fund. However, the Member shall cause the Trading Fund to withhold such reserves as are required by law and such other reserves as the Member may determine are necessary or advisable for payment of the estimated expenses of liquidation and winding up, for unknown or unfixed liabilities and/or contingencies and/or for any other reason.

            (c) At such time as the Member has paid out all of the Trading Fund's assets, including any reserves, and discharged all of the Trading Fund's liabilities, the Trading Fund shall be terminated by the Member. The Member shall cause all documents which the Member deems necessary or advisable in connection with such termination to be filed.



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                                  ARTICLE X

                           MISCELLANEOUS PROVISIONS

            10.1. Entire Agreement. This Agreement contains the entire agreement and understanding of the parties hereto relating to the subject matter hereof and supersedes any prior agreement and understanding of the parties relating to such subject matter.

            10.2. Severability. In the event that any provision of this Agreement is held to be invalid or unenforceable in any jurisdiction, such provision shall be deemed modified to the minimum extent necessary so that such provision, as so modified, shall no longer be held to be invalid or unenforceable. Any such modification, invalidity or unenforceability shall be strictly limited both to such provision and to such jurisdiction, and in each case to no other. Furthermore, in the event of any such modification, invalidity or unenforceability, this Agreement shall be interpreted so as to achieve the intent expressed herein to the greatest extent possible in the jurisdiction in question and otherwise as set forth herein.

            10.3. Amendment. This Agreement may be amended, supplemented or modified in such manner as the Member may determine.

            10.4. Binding Effect; Benefit. This Agreement shall be binding upon and shall inure to the benefit of all of the parties hereto, all persons indemnified hereunder and their respective estates, permitted successors, transferees, custodians, executors, administrators, legal representatives, heirs and permitted assignees.

            10.5. Governing Law. This Agreement shall be governed by and construed in accordance with the local, internal laws of the State of Delaware. In particular, this Agreement is intended to comply with the requirements of the Act and the Certificate of Formation of the Trading Fund. In the event of a direct conflict between the provisions of this Agreement and the mandatory provisions of the Act or any provision of the Certificate of Formation of the Trading Fund, the Act and the Certificate of Formation, in that order of priority, will control.

            10.6. Headings and Captions. All headings and captions contained in this Agreement are included for convenience of reference only and shall not be deemed a part of this Agreement.

            10.7. Terms Generally. The definitions of terms in this Agreement shall apply equally to the singular and plural forms of the terms defined. The term "and/or" is used herein to mean both "and" as well as "or." The use of "and/or" in certain contexts in no respects qualifies or modifies the use of the terms "and" or "or" in others. "Or" shall not be interpreted to be exclusive unless the context otherwise requires; and "and" shall not be interpreted to require the conjunctive, in each case unless the context otherwise requires. The terms "include" and "including" are to be construed as non-exclusive (so that, by way of example and for the avoidance of doubt, "including" shall mean "including without limitation"), in each case unless the context otherwise requires.



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            10.8. Creditors. None of the provisions of this Agreement shall be for the benefit of, or enforceable by, any creditor of the Member or of the Trading Fund. No creditor who makes a loan to the Member or to the Trading
Fund may have or acquire, solely as a result of making such loan, any membership interest or interest in the profits or property of the Trading
Fund, other than such membership interest or interest in the profits or property of the Trading Fund that may be expressly granted to such creditor, with the written consent of the Member, pursuant to the terms of such loan.



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            IN WITNESS WHEREOF, the parties hereto have executed this
Agreement on the dates set beside their names, to be effective on the date first above written.



                                   UBS MANAGED FUTURES LLC
                                   (ASPECT SERIES)

                                           By:  UBS Managed Fund Services
                                   Inc., Manager

                                   By:  /s/ Julie M. DeMatteo
                                       ---------------------------------------
                                        Name:  Julie DeMatteo
                                        Title: President and Chief Executive
                                               Officer

                                   By:  /s/ Heidi M. Rauh
                                       ---------------------------------------
                                        Name:   Heidi M. Rauh
                                        Title:  Counsel

                                   UBS MANAGED FUTURES (ASPECT)
                                   LLC

                                           By:  UBS Managed Futures LLC
                                   (Aspect Series), Sole Member
                                           By:  UBS Managed Fund Services
                                   Inc., Manager

                                   By:  /s/ Julie M. DeMatteo
                                       ---------------------------------------
                                        Name:   Julie DeMatteo
                                        Title:  President and Chief Executive
                                                Officer

                                   By:  /s/ Heidi M. Rauh
                                       ---------------------------------------
                                        Name:   Heidi M. Rauh
                                        Title:  Counsel



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